AMENDED AND RESTATED INVESTMENT
                        ADVISORY AND MANAGEMENT AGREEMENT

--------------------------------------------------------------------------------

      This AGREEMENT is effective as of the 31st day of January, 2001, Amended and Restated as of the 28th day of February, 2012, and further Amended and Restated as of the 1st day of December, 2012 between JNL SERIES TRUST, a Massachusetts business trust, (the "Trust") and JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company (the "Adviser").

      WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations;

      WHEREAS, the Trust on behalf of its investment series listed on Schedule A hereto ("Series") desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

      WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the Series on the terms and conditions set forth herein.

      NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

                                 1. APPOINTMENT

      The Trust hereby appoints the Adviser to provide certain investment advisory services to the Series for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      In the event the Trust designates one or more series other than the Series with respect to which the Trust wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

                                    2. DUTIES

      The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and principles for each Series set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide
such  office  space,  bookkeeping,   accounting,   clerical,
secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by the Trust's custodian), and (iii) oversee the performance of services provided to each Series by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

      With respect to any Money Market Fund listed on Schedule A of the Agreement, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

      The Adviser may delegate certain of its duties under this Agreement with respect to a Series to a sub-adviser or sub-advisers, subject to the approval of the Trustees, by entering into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefor. Consistent with the provisions of the Act and any applicable exemption thereto, the Trust may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Series.

      To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Series shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

                                  3. EXPENSES

      The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its

--------------------------------------------------------------------------------
                                   PAGE 2 OF 6
affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

                                 4. COMPENSATION

      As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, and as provided pursuant to 1) the agreement between the Adviser and the Managed Future Fund's wholly-owned subsidiary, the JNL/AQR Managed Futures Strategy Fund, Ltd, and 2) the agreement between the Adviser and the JNL/BlackRock Global Allocation Fund's wholly-owned subsidiary, the JNL/BlackRock Global Allocation Fund Ltd, the Trust will pay to the Adviser, a single, unified fee, accrued daily and payable monthly on the average daily net assets in the Series, in accordance with Schedule B.

      Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                       5. PURCHASE AND SALE OF SECURITIES

      The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including affiliated brokers or dealers) as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

      Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                              6. TERM OF AGREEMENT

      This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Trust, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year, provided such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval by the Board of Trustees.

--------------------------------------------------------------------------------
                                   PAGE 3 OF 6

                                 7. TERMINATION

      This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty
(60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                   8. REPORTS

      The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Trustees may deem appropriate in order to enable the Trustees to determine that the investment policies of each Series are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

      The Adviser shall furnish all such information as may reasonably be necessary for the Trustees to evaluate the terms of this Agreement.

                                   9. RECORDS

      The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Trust and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

      The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Trust.

                        10. LIABILITY AND INDEMNIFICATION

      In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss

--------------------------------------------------------------------------------
                                   PAGE 4 OF 6
suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

      Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                                11. MISCELLANEOUS

      Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

      A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the assets of any other Series for such purpose.

--------------------------------------------------------------------------------
                                   PAGE 5 OF 6

      IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of December 1, 2012, effective December 1, 2012.

                                        JNL SERIES TRUST

Attest:  /s/ Norma M. Mendez            By: /s/ Kristen K. Leeman
         ------------------------           --------------------------
Printed Name: Norma M. Mendez           Name:   Kristen K. Leeman
              -------------------       Title:  Assistant Secretary

                                        JACKSON NATIONAL  ASSET MANAGEMENT, LLC

Attest:  /s/ Norma M. Mendez            By: /s/ Mark D. Nerud
         ------------------------           --------------------------
Printed Name: Norma M. Mendez           Name:   Mark D. Nerud
              -------------------       Title:  President and CEO

--------------------------------------------------------------------------------
                                   PAGE 6 OF 6

                                   SCHEDULE A
                             DATED DECEMBER 1, 2012
                                 (List of Funds)

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
                  JNL/American Funds Balanced Allocation Fund
--------------------------------------------------------------------------------
              JNL/American Funds Blue Chip Income and Growth Fund
--------------------------------------------------------------------------------
                      JNL/American Funds Global Bond Fund
--------------------------------------------------------------------------------
              JNL/American Funds Global Small Capitalization Fund
--------------------------------------------------------------------------------
                   JNL/American Funds Growth Allocation Fund
--------------------------------------------------------------------------------
                     JNL/American Funds Growth-Income Fund
--------------------------------------------------------------------------------
                     JNL/American Funds International Fund
--------------------------------------------------------------------------------
                       JNL/American Funds New World Fund
--------------------------------------------------------------------------------
                     JNL/AQR Managed Futures Strategy Fund
--------------------------------------------------------------------------------
                    JNL/BlackRock Commodity Securities Fund
--------------------------------------------------------------------------------
                      JNL/BlackRock Global Allocation Fund
--------------------------------------------------------------------------------
                   JNL/Brookfield Global Infrastructure Fund
--------------------------------------------------------------------------------
             JNL/Capital Guardian Global Diversified Research Fund
--------------------------------------------------------------------------------
                   JNL/Capital Guardian Global Balanced Fund
--------------------------------------------------------------------------------
                         JNL/DFA U.S. Core Equity Fund
--------------------------------------------------------------------------------
                         JNL/Eagle SmallCap Equity Fund
--------------------------------------------------------------------------------
                 JNL/Eastspring Investments Asia ex-Japan Fund
--------------------------------------------------------------------------------
                  JNL/Eastspring Investments China-India Fund
--------------------------------------------------------------------------------
                 JNL/Franklin Templeton Founding Strategy Fund
--------------------------------------------------------------------------------
                   JNL/Franklin Templeton Global Growth Fund
--------------------------------------------------------------------------------
              JNL/Franklin Templeton Global Multisector Bond Fund
--------------------------------------------------------------------------------
                       JNL/Franklin Templeton Income Fund
--------------------------------------------------------------------------------
           JNL/Franklin Templeton International Small Cap Growth Fund
--------------------------------------------------------------------------------
                   JNL/Franklin Templeton Mutual Shares Fund
--------------------------------------------------------------------------------
                  JNL/Franklin Templeton Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A-1

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
                     JNL/Goldman Sachs Core Plus Bond Fund
--------------------------------------------------------------------------------
                  JNL/Goldman Sachs Emerging Markets Debt Fund
--------------------------------------------------------------------------------
                      JNL/Goldman Sachs Mid Cap Value Fund
--------------------------------------------------------------------------------
                    JNL/Goldman Sachs U.S. Equity Flex Fund
--------------------------------------------------------------------------------
                         JNL Institutional Alt 20 Fund
--------------------------------------------------------------------------------
                         JNL Institutional Alt 35 Fund
--------------------------------------------------------------------------------
                         JNL Institutional Alt 50 Fund
--------------------------------------------------------------------------------
                         JNL Institutional Alt 65 Fund
--------------------------------------------------------------------------------
                     JNL/Invesco International Growth Fund
--------------------------------------------------------------------------------
                       JNL/Invesco Large Cap Growth Fund
--------------------------------------------------------------------------------
                      JNL/Invesco Global Real Estate Fund
--------------------------------------------------------------------------------
                       JNL/Invesco Small Cap Growth Fund
--------------------------------------------------------------------------------
                          JNL/Ivy Asset Strategy Fund
--------------------------------------------------------------------------------
                     JNL/JPMorgan International Value Fund
--------------------------------------------------------------------------------
                        JNL/JPMorgan MidCap Growth Fund
--------------------------------------------------------------------------------
                JNL/JPMorgan U.S. Government & Quality Bond Fund
--------------------------------------------------------------------------------
                        JNL/Lazard Emerging Markets Fund
--------------------------------------------------------------------------------
                         JNL/Lazard Mid Cap Equity Fund
--------------------------------------------------------------------------------
                           JNL/M&G Global Basics Fund
--------------------------------------------------------------------------------
                          JNL/M&G Global Leaders Fund
--------------------------------------------------------------------------------
                 JNL/Mellon Capital Management Bond Index Fund
--------------------------------------------------------------------------------
                    JNL/Mellon Capital Management Dow Jones
                    U.S. Contrarian Opportunities Index Fund
--------------------------------------------------------------------------------
           JNL/Mellon Capital Management Emerging Markets Index Fund
--------------------------------------------------------------------------------
                 JNL/Mellon Capital Management European 30 Fund
--------------------------------------------------------------------------------
                JNL/Mellon Capital Management Global Alpha Fund
--------------------------------------------------------------------------------
                   JNL/Mellon Capital Management Index 5 Fund
--------------------------------------------------------------------------------
             JNL/Mellon Capital Management International Index Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A-2

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
               JNL/Mellon Capital Management Pacific Rim 30 Fund
--------------------------------------------------------------------------------
               JNL/Mellon Capital Management Small Cap Index Fund
--------------------------------------------------------------------------------
                   JNL/Mellon Capital Management 10 x 10 Fund
--------------------------------------------------------------------------------
                JNL/Mellon Capital Management S&P 500 Index Fund
--------------------------------------------------------------------------------
            JNL/Mellon Capital Management S&P 400 MidCap Index Fund
--------------------------------------------------------------------------------
                     JNL/Morgan Stanley Mid Cap Growth Fund
--------------------------------------------------------------------------------
                   JNL/Neuberger Berman Strategic Income Fund
--------------------------------------------------------------------------------
                       JNL/Oppenheimer Global Growth Fund
--------------------------------------------------------------------------------
                   JNL/PPM America Floating Rate Income Fund
--------------------------------------------------------------------------------
                           JNL/PIMCO Real Return Fund
--------------------------------------------------------------------------------
                        JNL/PIMCO Total Return Bond Fund
--------------------------------------------------------------------------------
                      JNL/PPM America High Yield Bond Fund
--------------------------------------------------------------------------------
                       JNL/PPM America Mid Cap Value Fund
--------------------------------------------------------------------------------
                      JNL/PPM America Small Cap Value Fund
--------------------------------------------------------------------------------
                       JNL/PPM America Value Equity Fund
--------------------------------------------------------------------------------
                    JNL/Red Rocks Listed Private Equity Fund
--------------------------------------------------------------------------------
                   JNL/T. Rowe Price Established Growth Fund
--------------------------------------------------------------------------------
                     JNL/T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                     JNL/T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
                          JNL/T. Rowe Price Value Fund
--------------------------------------------------------------------------------
                             JNL/WMC Balanced Fund
--------------------------------------------------------------------------------
                           JNL/WMC Money Market Fund
--------------------------------------------------------------------------------
                               JNL/WMC Value Fund
--------------------------------------------------------------------------------
                          JNL/S&P Managed Growth Fund
--------------------------------------------------------------------------------
                       JNL/S&P Managed Conservative Fund
--------------------------------------------------------------------------------
                      JNL/S&P Managed Moderate Growth Fund
--------------------------------------------------------------------------------
                         JNL/S&P Managed Moderate Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A-3

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
                     JNL/S&P Managed Aggressive Growth Fund
--------------------------------------------------------------------------------
                       JNL/S&P Competitive Advantage Fund
--------------------------------------------------------------------------------
                     JNL/S&P Dividend Income & Growth Fund
--------------------------------------------------------------------------------
                          JNL/S&P Intrinsic Value Fund
--------------------------------------------------------------------------------
                            JNL/S&P Total Yield Fund
--------------------------------------------------------------------------------
                                 JNL/S&P 4 Fund
--------------------------------------------------------------------------------
                      JNL/UBS Large Cap Select Growth Fund
--------------------------------------------------------------------------------
                         JNL Disciplined Moderate Fund
--------------------------------------------------------------------------------
                      JNL Disciplined Moderate Growth Fund
--------------------------------------------------------------------------------
                          JNL Disciplined Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A-4

                                   SCHEDULE B
                             DATED DECEMBER 1, 2012
                                 (Compensation)

-------------------------------------------------------------------------------------------------------------------------------
FUND                                                          ASSETS                                      ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
-------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Balanced Allocation Fund                   $0 to $1 billion                              .300%
                                                              Over $1 billion                               .275%
-------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Blue Chip Income and Growth Fund           $0 to $1 billion                               .70%
                                                              Over $1 billion                                .65%
-------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Global Bond Fund                           $0 to $1 billion                               .70%
                                                              Over $1 billion                                .65%
-------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Global Small Capitalization Fund           $0 to $1 billion                               .75%
                                                              Over $1 billion                                .70%
-------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Growth Allocation Fund                     $0 to $1 billion                              .300%
                                                              Over $1 billion                               .275%
-------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Growth-Income Fund                         $0 to $1 billion                               .70%
                                                              Over $1 billion                                .65%
-------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds International Fund                         $0 to $1 billion                               .85%
                                                              Over $1 billion                                .80%
-------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds New World Fund                             $0 to $1 billion                              1.05%
                                                              Over $1 billion                               1.00%
-------------------------------------------------------------------------------------------------------------------------------
JNL/AQR Managed Futures Strategy Fund                         $0 to $500 million                             .95%
                                                              $500 million to $1 billion                     .90%
                                                              Over $1 billion                                .85%
-------------------------------------------------------------------------------------------------------------------------------
JNL/BlackRock Commodity Securities Fund                       $0 to $300 million                             .70%
                                                              Over $300 million                              .60%
-------------------------------------------------------------------------------------------------------------------------------
JNL/BlackRock Global Allocation Fund                          $0 to $1 billion                               .75%
                                                              Over $1 billion                                .70%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-1

-------------------------------------------------------------------------------------------------------------------------------
FUND                                                          ASSETS                                      ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
-------------------------------------------------------------------------------------------------------------------------------
JNL/Brookfield Global Infrastructure Fund                     $0 to $1 billion                               .80%
                                                              Over $1 billion                                .75%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Capital Guardian Global Diversified Research Fund         $0 to $150 million                             .75%
                                                              $150 million to $500 million                   .70%
                                                              $500 million to $750 million                   .65%
                                                              Over $750 million                              .60%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Capital Guardian Global Balanced Fund                     $0 to $500 million                             .65%
                                                              Over $500 million                              .60%
-------------------------------------------------------------------------------------------------------------------------------
JNL/DFA U.S. Core Equity Fund                                 $0 to $100 million                             .65%
                                                              $100 million to $300 million                   .60%
                                                              Over $300 million                              .55%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Fund                                $0 to $100 million                             .75%
                                                              $100 million to $500 million                   .70%
                                                              Over $500 million                              .65%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Eastspring Investments Asia ex-Japan Fund                 $0 to $500 million                             .90%
                                                              Over $500 million                              .85%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Eastspring Investments China-India Fund                   $0 to $500 million                             .90%
                                                              Over $500 million                              .85%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Founding Strategy Fund                 All Assets                                       0%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Global Growth Fund                     $0 to $300 million                             .75%
                                                              $300 million to $500 million                   .65%
                                                              Over $500 million                              .60%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Global Multisector Bond Fund           $0 to $1 billion                               .75%
                                                              Over $1 billion                                .70%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Income Fund
                                                              $0 to $100 million                             .80%
                                                              $100 million to $200 million                   .75%
                                                              $200 million to $500 million                   .65%
                                                              Over $500 million                              .60%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton International Small Cap Growth Fund    $0 to $500 million                             .95%
                                                              Over $500 million                              .90%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-2

-------------------------------------------------------------------------------------------------------------------------------
FUND                                                          ASSETS                                      ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
-------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Mutual Shares Fund                     $0 to $500 million                             .75%
                                                              Over $500 million                              .70%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Small Cap Value Fund                   $0 to $200 million                             .85%
                                                              $200 million to $500 million                   .77%
                                                              Over $500 million                              .75%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Core Plus Bond Fund                         $0 to $500 million                             .60%
                                                              Over $500 million                              .55%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Emerging Markets Debt Fund                  $0 to $200 million                             .75%
                                                              $200 million to $1 billion                     .70%
                                                              Over $1 billion                               .675%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Mid Cap Value Fund                          $0 to $100 million                             .75%
                                                              Over $100 million                              .70%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs U.S. Equity Flex Fund                       $0 to $300 million                             .80%
                                                              Over $300 million                              .75%
-------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 20 Fund                                 $0 to $500 million                             .15%
                                                              Over $500 million                              .10%
-------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 35 Fund                                 $0 to $500 million                             .15%
                                                              Over $500 million                              .10%
-------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 50 Fund                                 $0 to $500 million                             .15%
                                                              Over $500 million                              .10%
-------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 65 Fund                                 $0 to $500 million                             .15%
                                                              Over $500 million                              .10%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco International Growth Fund                         $0 to $150 million                             .70%
                                                              $150 million to $500 million                   .65%
                                                              Over $500 million                              .60%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco Large Cap Growth Fund                             $0 to $150 million                             .70%
                                                              Over $150 million                              .65%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco Global Real Estate Fund                           $0 to $50 million                              .75%
                                                              Over $50 million                               .70%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-3

-------------------------------------------------------------------------------------------------------------------------------
FUND                                                          ASSETS                                      ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
-------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco Small Cap Growth Fund                             $0 to $300 million                             .85%
                                                              Over $300 million                              .80%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Ivy Asset Strategy Fund                                   $0 to $500 million                             .90%
                                                              $500 million to $1.5 billion                   .85%
                                                              Over $1.5 billion                             .825%
-------------------------------------------------------------------------------------------------------------------------------
JNL/JPMorgan International Value Fund                         $0 to $150 million                             .70%
                                                              $150 million to $500 million                   .65%
                                                              Over $500 million                              .60%
-------------------------------------------------------------------------------------------------------------------------------
JNL/JPMorgan MidCap Growth Fund                               $0 to $250 million                             .70%
                                                              $250 million to $750 million                   .65%
                                                              $750 million to $1,500 million                 .60%
                                                              Over $1,500 million                            .55%
-------------------------------------------------------------------------------------------------------------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund              $0 to $150 million                             .50%
                                                              $150 million to $300 million                   .45%
                                                              $300 million to $500 million                   .40%
                                                              Over $500 million                              .35%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Lazard Emerging Markets Fund                              $0 to $100 million                            1.00%
                                                              $100 million to $250 million                   .90%
                                                              Over $250 million                              .85%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Lazard Mid Cap Equity Fund                                $0 to $50 million                              .75%
                                                              $50 million to $250 million                    .70%
                                                              Over $250 million                              .65%
-------------------------------------------------------------------------------------------------------------------------------
JNL/M&G Global Basics Fund                                    $0 to $500 million                             .85%
                                                              Over $500 million                              .80%
-------------------------------------------------------------------------------------------------------------------------------
JNL/M&G Global Leaders Fund                                   $0 to $500 million                             .85%
                                                              Over $500 million                              .80%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Emerging Markets Index Fund     $0 to $500 million                             .40%
                                                              Over $500 million                              .35%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                 $0 to $500 million                             .30%
                                                              $500 million to $750 million                   .25%
                                                              Over $750 million                              .24%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-4

-------------------------------------------------------------------------------------------------------------------------------
FUND                                                          ASSETS                                      ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Dow Jones U.S. Contrarian       $0 to $1 billion                              .325%
Opportunities Index Fund                                      Over $1 billion                               .300%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Global Alpha Fund               $0 to $500 million                            1.00%
                                                              Over $500 million                              .90%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management European 30 Fund                $0 to $50 million                              .37%
                                                              $50 to $100 million                            .31%
                                                              Over $100 million                              .28%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Index 5 Fund                    All assets                                       0%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management International Index Fund        $0 to $500 million                             .30%
                                                              $500 million to $750 million                   .25%
                                                              Over $750 million                              .24%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Pacific Rim 30 Fund             $0 to $50 million                              .37%
                                                              $50 to $100 million                            .31%
                                                              Over $100 million                              .28%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Small Cap Index Fund            $0 to $500 million                             .29%
                                                              $500 million to $750 million                   .24%
                                                              Over $750 million                              .23%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management 10 x 10 Fund                    All assets                                       0%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund              $0 to $500 million                             .29%
                                                              $500 million to $750 million                   .24%
                                                              Over $750 million                              .23%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund       $0 to $500 million                             .29%
                                                              $500 million to $750 million                   .24%
                                                              Over $750 million                              .23%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Morgan Stanley Mid Cap Growth Fund                        $0 to $1 billion                               .75%
                                                              Over $1 billion                                .70%
-------------------------------------------------------------------------------------------------------------------------------
JNL/Neuberger Berman Strategic Income Fund                    $0 to $1 billion                               .60%
                                                              Over $1 billion                                .55%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-5

-------------------------------------------------------------------------------------------------------------------------------
FUND                                                          ASSETS                                      ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
-------------------------------------------------------------------------------------------------------------------------------
 JNL/Oppenheimer Global Growth Fund                           $0 to $300 million                             .70%
                                                              Over $300 million                              .60%
-------------------------------------------------------------------------------------------------------------------------------
 JNL/PIMCO Real Return Fund
                                                              $0 to $1 billion                               .50%
                                                              Over $1 billion                               .475%
-------------------------------------------------------------------------------------------------------------------------------
 JNL/PIMCO Total Return Bond Fund                             All assets                                     .50%
-------------------------------------------------------------------------------------------------------------------------------
 JNL/PPM America Floating Rate Income Fund                    $0 to $500 million                             .65%
                                                              Over $500 million                              .60%
-------------------------------------------------------------------------------------------------------------------------------
 JNL/PPM America High Yield Bond Fund                         $0 to $150 million                             .50%
                                                              $150 million to $500 million                   .45%
                                                              Over $500 million                             .425%
-------------------------------------------------------------------------------------------------------------------------------
 JNL/PPM America Mid Cap Value Fund                           $0 to $500 million                             .75%
                                                              Over $500 million                              .70%
-------------------------------------------------------------------------------------------------------------------------------
 JNL/PPM America Small Cap Value Fund                         $0 to $500 million                             .75%
                                                              Over $500 million                              .70%
-------------------------------------------------------------------------------------------------------------------------------
 JNL/PPM America Value Equity Fund                            $0 to $300 million                             .55%
                                                              Over $300 million                              .50%
-------------------------------------------------------------------------------------------------------------------------------
 JNL/Red Rocks Listed Private Equity Fund                     $0 to $200 million                             .85%
                                                              Over $200 million                              .80%
-------------------------------------------------------------------------------------------------------------------------------
 JNL/T. Rowe Price Established Growth Fund                    $0 to $150 million                             .65%
                                                              $150 to $500 million                           .60%
                                                              Over $500 million                              .55%
-------------------------------------------------------------------------------------------------------------------------------
 JNL/T. Rowe Price Mid-Cap Growth Fund                        $0 to $150 million                             .75%
                                                              Over $150 million                              .70%
-------------------------------------------------------------------------------------------------------------------------------
 JNL/T. Rowe Price Short-Term Bond Fund                       $0 to $250 million                             .45%
                                                              $250 million to $1.5 billion                   .40%
                                                              Over $1.5 billion                             .375%
-------------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund                                  $0 to $150 million                             .70%
                                                              $150 to $500 million                           .65%
                                                              Over $500 million                              .60%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-6

-------------------------------------------------------------------------------------------------------------------------------
FUND                                                          ASSETS                                      ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
-------------------------------------------------------------------------------------------------------------------------------
JNL/WMC Balanced Fund                                         $0 to $50 million                              .55%
                                                              $50 million to $150 million                    .50%
                                                              $150 million to $300 million                  .475%
                                                              $300 million to $500 million                   .45%
                                                              Over $500 million                             .425%
-------------------------------------------------------------------------------------------------------------------------------
JNL/WMC Money Market Fund                                     $0 to $500 million                            0.28%
                                                              Over $500 million                             0.25%
-------------------------------------------------------------------------------------------------------------------------------
JNL/WMC Value Fund                                            $0 to $300 million                             .55%
                                                              $300 million to $500 million                   .50%
                                                              Over $500 million                              .45%
-------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Growth Fund                                   $0 to $500 million                             .13%
                                                              Over $500 million                              .08%
-------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Conservative Fund                             $0 to $500 million                             .13%
                                                              Over $500 million                              .08%
-------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Moderate Growth Fund                          $0 to $500 million                             .13%
                                                              Over $500 million                              .08%
-------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Moderate Fund                                 $0 to $500 million                             .13%
                                                              Over $500 million                              .08%
-------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Aggressive Growth Fund                        $0 to $500 million                             .13%
                                                              Over $500 million                              .08%
-------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Competitive Advantage Fund                            $0 to $500 million                             .40%
                                                              Over $500 million                              .35%
-------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Dividend Income & Growth Fund                         $0 to $500 million                             .40%
                                                              Over $500 million                              .35%
-------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Intrinsic Value Fund                                  $0 to $500 million                             .40%
                                                              Over $500 million                              .35%
-------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Total Yield Fund                                      $0 to $500 million                             .40%
                                                              Over $500 million                              .35%
-------------------------------------------------------------------------------------------------------------------------------
JNL/S&P 4 Fund                                                All Assets                                       0%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-7

-------------------------------------------------------------------------------------------------------------------------------
FUND                                                          ASSETS                                      ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
-------------------------------------------------------------------------------------------------------------------------------
JNL/UBS Large Cap Select Growth Fund                          $0 to $150 million                             .70%
                                                              $150 million to $500 million                   .65%
                                                              $500 million to $750 million                   .60%
                                                              Over $750 million                              .55%
-------------------------------------------------------------------------------------------------------------------------------
JNL Disciplined Moderate Fund                                 $0 to $500 million                             .13%
                                                              Over $500 million                              .08%
-------------------------------------------------------------------------------------------------------------------------------
JNL Disciplined Moderate Growth Fund                          $0 to $500 million                             .13%
                                                              Over $500 million                              .08%
-------------------------------------------------------------------------------------------------------------------------------
JNL Disciplined Growth Fund                                   $0 to $500 million                             .13%
                                                              Over $500 million                              .08%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-8